                                                                     Exhibit 23
                                                                     ----------




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-49884) of Parlux Fragrances, Inc. of our report dated June 28, 1996 except as to the last paragraph of Note 7, which is as of July 16, 1998 appearing on Page F-2 of this Annual Report on Form 10-K.




PRICE WATERHOUSE LLP
Miami, Florida
July 17, 1998